EXHIBIT 23(i)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Universal Communication Systems, Inc. of our report dated January 13, 2005 appearing in Universal Communication Systems, Inc.'s Form 10-KSB for the fiscal year ended September 30, 2004.


                                                     /s/ Reuben E. Price & Co.
                                                     -------------------------
                                                     REUBEN E. PRICE AND COMPANY


San Francisco, California
December 21st, 2005